Nov01

STATEMENT TO CERTIFICATEHOLDER	EXHIBIT 99.1

ORIGINAL DEAL PARAMETERS
Certificate Balance	$17,764,812.00

INPUTS FROM PREVIOUS PERIOD STATEMENT TO CERTIFICATEHOLDER
Certificate Balance	$17,764,812.00

CALCULATION OF DISTRIBUTABLE AMOUNTS
Deposit to Certificate Distribution Account from Collection Account plus	$0.00
Deposit to Certificate Distribution Account from Principal Distribution Account	$0.00
Deposit to Certificate Distribution Account from Reserve Account	$0.00
Total Deposit to Certificate Distribution Account	$0.00

DISTRIBUTIONS FROM CERTIFICATE DISTRIBUTION ACCOUNT
1. Principal to Fixed Rate Certificateholders	$0.00
2. Any remaining amounts to the Seller	$0.00

SUMMARY OF DISTRIBUTIONS
Certificates Principal Paid	$0.00
Ending Certificates Principal Balance	$17,764,812.00

Remaining amounts to the Seller	$0.00

STATEMENT TO NOTEHOLDERS	EXHIBIT 99.2

(i) Amount of principal being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 AZ3)	$0.00
per $1,000 original principal balance	$0.00

(b) Class A-2 Notes (CUSIP No. 149114 BA7)	$0.00
per $1,000 original principal balance	$0.00

(c) Class A-3 Notes (CUSIP No. 149114 BB5)	$12,420,632.14
per $1,000 original principal balance	$46.00

(d) Class B Notes (CUSIP No. 149114 BC3)	$0.00
per $1,000 original principal balance	$0.00

(f) Total	$12,420,632.14

(ii) Amount of interest being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 AZ3)	$0.00
per $1,000 original principal balance	$0.00

(b) Class A-2 Notes (CUSIP No. 149114 BA7)	$0.00
per $1,000 original principal balance	$0.00

(c) Class A-3 Notes (CUSIP No. 149114 BB5)	$595,619.94
per $1,000 original principal balance	$2.21

(d) Class B Notes (CUSIP No. 149114 BC 3)	$129,122.33
per $1,000 original principal balance	$5.46

(f) Total	$724,742.28

(iii) (a) Aggregate Contract Balance at end of related collection period	$144,225,503.35
(b)Note Value at end of related collection period	$143,716,915.96

(iv) After giving effect to distributions on this Distribution Date

(a) (1) outstanding principal amount of Class A-1 Notes	$0.00
(2) Class A-1 Note Pool Factor	-

(b) (1) outstanding principal amount of Class A-2 Notes	$0.00
(2) Class A-2 Note Pool Factor	-

(c) (1) outstanding principal amount of Class A-3 Notes	$102,860,647.10
(2) Class A-3 Note Pool Factor	0.38

(d) (1) outstanding principal amount of Class B Notes	$23,656,000.00
(2) Class B Note Pool Factor	1.00

(v) Amount of Servicing Fee paid	$0.00

(vi) Aggregate Amount of Realized Losses for Collection Period	$241,216.72

(vii) Aggregate Purchase Amounts for Collection Period	$69,183.63

(viii) Balance of Reserve Account at end of related Collection Period	$7,392,760.00

(ix) Specified Reserve Account Balance at end of related Collection Period	$7,392,760.00

Caterpillar Financial Asset Trust 1999-A	EXHIBIT 99.3
SERVICING REPORT

Distribution Date	December 26, 2001
Transaction Month	29

Collection Period Month Begin	November 1, 2001
Collection Period Month End	11/31/2001
Previous Payment Date (or Closing Date)	November 26, 2001
Actual Days in Accrual Period	30

ORIGINAL DEAL PARAMETERS
Initial Note Value	$591,420,812.00
Initial Aggregate Contract Balance	$593,653,284.55
Number of Contracts	6,786
Wtd. Avg. APR	7.11%
Wtd. Avg. Remaining Term	43
Annual Servicing Fee Rate	1.00%
Reserve Account Initial Deposit	$7,392,760.00
Class A-1 Note Original Principal Balance	$155,000,000.00
Class A-1 Note Rate	5.3650%
Class A-1 Note Final Scheduled Distribution Date	July 25, 2000
Class A-1 CUSIP Number	149114 AZ3
Class A-2 Note Original Principal Balance	$125,000,000.00
Class A-2 Note Rate	5.90%
Class A-2 Note Final Scheduled Distribution Date	March 25, 2002
Class A-2 CUSIP Number	149114 BA7
Class A-3 Note Original Principal Balance	$270,000,000.00
Class A-3 Note Rate	6.20%
Class A-3 Note Final Scheduled Distribution Date	April 26, 2004
Class A-3 CUSIP Number	149114 BB5
Class B Note Original Principal Balance	$23,656,000.00
Class B Note Rate	6.55%
Class B Note Final Scheduled Distribution Date	July 25, 2005
Class B CUSIP Number	149114 BC3
Certificate Balance	$17,764,812.00

INPUTS FROM PREVIOUS PERIOD SERVICER REPORT
Note Value	$156,305,884.65
Aggregate Contract Balance	$156,773,827.67
Number of Contracts	4,274
Wtd. Avg. APR	7.07%
Wtd. Avg. Remaining Term	19
Reserve Account Balance	$7,392,760.00
Class A-1 Note Outstanding Principal Balance	$0.00
Class A-1 Note Interest Shortfall	$0.00
Class A-2 Note Outstanding Principal Balance	$0.00
Class A-2 Note Interest Shortfall	$0.00
Class A-3 Note Outstanding Principal Balance	$115,281,279.24
Class A-3 Note Interest Shortfall	$0.00
Class B Note Outstanding Principal Balance	$23,656,000.00
Class B Note Interest Shortfall	$0.00
Servicing Fee Shortfall	$2,089,594.74

CURRENT COLLECTION PERIOD ACTIVITY
Total Interest Collections	$780,058.80
Total Principal Collections	$12,025,940.45
Residual Collections	$54.00
Warranty Repurchases Contracts	$0.00
Administrative Repurchases	$69,183.63
Liquidation Proceeds	$252,573.89
Reserve Account Reinvestment Income	$18,063.65
Total Available Amount	$13,145,874.42

Beginning Note Value	$156,305,884.65
Ending Note Value	$143,716,915.96
Beginning Aggregate Contract Balance	$156,773,827.67
Ending Aggregate Contract Balance	$144,225,503.35
Number of Contracts at Beginning of Period	4,274
Number of Contracts at End of Period	4,110
Wtd. Avg. APR	7.05%
Wtd. Avg. Remaining Term	18
Aggregate Scheduled Amounts 31-60 days past due	$6,894,512.75
Aggregate Scheduled Amounts 61 days or more past due	$4,190,147.62
Net Losses on Liquidated Receivables this Period	$241,216.72
Repossessed Equipment not Sold or Reassigned (Beginning)	$2,299,498.03
Repossessed Equipment not Sold or Reassigned (End)	$2,207,040.74

CALCULATION OF DISTRIBUTABLE AMOUNTS
Servicing Fee Due	$2,219,849.64
Is CFSC or Affiliate Servicer (Yes / No)?	Yes

Administration Fee	$500.00

Class A-1 Noteholders' Monthly Interest Distributable Amount	$0.00
Class A-1 Noteholders' Interest Carryover Shortfall	$0.00
Class A-1 Noteholders' Interest Distributable Amount	$0.00

Class A-2 Noteholders' Monthly Interest Distributable Amount	$0.00
Class A-2 Noteholders' Interest Carryover Shortfall	$0.00
Class A-2 Noteholders' Interest Distributable Amount	$0.00

Class A-3 Noteholders' Monthly Interest Distributable Amount	$595,619.94
Class A-3 Noteholders' Interest Carryover Shortfall	$0.00
Class A-3 Noteholders' Interest Distributable Amount	$595,619.94

Class A Noteholders' Monthly Interest Distributable Amount	$595,619.94
Class A Noteholders' Interest Carryover Shortfall	$0.00
Class A Noteholders' Interest Distributable Amount	$595,619.94

First Priority Principal Distribution Amount	$0.00

Class B Noteholders' Monthly Interest Distributable Amount	$129,122.33
Class B Noteholders' Interest Carryover Shortfall	$0.00
Class B Noteholders' Interest Distributable Amount	$129,122.33

Second Priority Principal Distribution Amount	$0.00

Regular Principal Distribution Amount	$12,985,175.28

Total Required Payment	$724,742.28

Draw from Reserve Account	$0.00

Total Distribution Amount	$13,145,874.42

DISTRIBUTIONS FROM COLLECTION ACCOUNT
1. Servicing Fee (if CFSC or Affiliate is NOT servicer)	$0.00
2. Administration Fee (if CFSC or Affiliate is NOT servicer)	$500.00
3. Class A Noteholders' Interest Distributable Amount to Class A Noteholders	$595,619.94
4. First Priority Principal Distribution Amount to Principal Distribution Account	$0.00
5. Class B Noteholders' Interest Distributable Amount to Class B Noteholders	$129,122.33
6. Second Priority Principal Distribution Amount to Principal Distribution Account	$0.00
7. Deposit to Reserve Account	$0.00
8. Regular Principal Distribution Amount to Principal Distribution Account	$12,420,632.14
9. Servicing Fee (if CFSC or Affiliate IS servicer)	$0.00
10. Deposit to Certificate Distribution Account	$0.00

DISTRIBUTIONS FROM PRINCIPAL DISTRIBUTION ACCOUNT
1. Principal to Class A-1 Noteholders	$0.00
2. Principal to Class A-2 Noteholders	$0.00
3. Principal to Class A-3 Noteholders	$12,420,632.14
4. Principal to Class B Noteholders	$0.00
5. Deposit to Certificate Distribution Account	$0.00

RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance	$7,392,760.00
Draw from Reserve Account to cover shortfalls	$0.00
Interim Specified Reserve Account Balance	$7,392,760.00
Deposit to Reserve Account Needed	$0.00
Deposit to Reserve Account from Collection Account	$0.00
Specified Reserve Account Balance	$7,392,760.00
Reserve Account Release deposited into Certificate Distribution Account	$0.00
Ending Reserve Account Balance	$7,392,760.00

SUMMARY OF DISTRIBUTIONS
Servicing Fee Paid to Servicer	$0.00
Servicing Fee Shortfall	$2,219,849.64

Class A-1 Interest Paid	$0.00
Class A-1 Interest Shortfall	$0.00
Class A-1 Principal Paid	$0.00
Ending Class A-1 Principal Balance	$0.00

Class A-2 Interest Paid	$0.00
Class A-2 Interest Shortfall	$0.00
Class A-2 Principal Paid	$0.00
Ending Class A-2 Principal Balance	$0.00

Class A-3 Interest Paid	$595,619.94
Class A-3 Interest Shortfall	$0.00
Class A-3 Principal Paid	$12,420,632.14
Ending Class A-3 Principal Balance	$102,860,647.10

Class B Interest Paid	$129,122.33
Class B Interest Shortfall	$0.00
Class B Principal Paid	$0.00
Ending Class B Principal Balance	$23,656,000.00

Deposit to Certificate Distribution Account	$0.00

STATEMENT TO CERTIFICATEHOLDER	EXHIBIT 99.1

ORIGINAL DEAL PARAMETERS
Certificate Balance	$17,764,812.00

INPUTS FROM PREVIOUS PERIOD STATEMENT TO CERTIFICATEHOLDER
Certificate Balance	$17,764,812.00

CALCULATION OF DISTRIBUTABLE AMOUNTS
Deposit to Certificate Distribution Account from Collection Account plus	$0.00
Deposit to Certificate Distribution Account from Principal Distribution Account	$0.00
Deposit to Certificate Distribution Account from Reserve Account	$0.00
Total Deposit to Certificate Distribution Account	$0.00

DISTRIBUTIONS FROM CERTIFICATE DISTRIBUTION ACCOUNT
1. Principal to Fixed Rate Certificateholders	$0.00
2. Any remaining amounts to the Seller	$0.00

SUMMARY OF DISTRIBUTIONS
Certificates Principal Paid	$0.00
Ending Certificates Principal Balance	$17,764,812.00

Remaining amounts to the Seller	$0.00

STATEMENT TO NOTEHOLDERS	EXHIBIT 99.2

(i) Amount of principal being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 AZ3)	$0.00
per $1,000 original principal balance	$0.00

(b) Class A-2 Notes (CUSIP No. 149114 BA7)	$0.00
per $1,000 original principal balance	$0.00

(c) Class A-3 Notes (CUSIP No. 149114 BB5)	$12,420,632.14
per $1,000 original principal balance	$46.00

(d) Class B Notes (CUSIP No. 149114 BC3)	$0.00
per $1,000 original principal balance	$0.00

(f) Total	$12,420,632.14

(ii) Amount of interest being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 AZ3)	$0.00
per $1,000 original principal balance	$0.00

(b) Class A-2 Notes (CUSIP No. 149114 BA7)	$0.00
per $1,000 original principal balance	$0.00

(c) Class A-3 Notes (CUSIP No. 149114 BB5)	$595,619.94
per $1,000 original principal balance	$2.21

(d) Class B Notes (CUSIP No. 149114 BC 3)	$129,122.33
per $1,000 original principal balance	$5.46

(f) Total	$724,742.28

(iii) (a) Aggregate Contract Balance at end of related collection period	$144,225,503.35
(b)Note Value at end of related collection period	$143,716,915.96

(iv) After giving effect to distributions on this Distribution Date

(a) (1) outstanding principal amount of Class A-1 Notes	$0.00
(2) Class A-1 Note Pool Factor	-

(b) (1) outstanding principal amount of Class A-2 Notes	$0.00
(2) Class A-2 Note Pool Factor	-

(c) (1) outstanding principal amount of Class A-3 Notes	$102,860,647.10
(2) Class A-3 Note Pool Factor	0.38

(d) (1) outstanding principal amount of Class B Notes	$23,656,000.00
(2) Class B Note Pool Factor	1.00

(v) Amount of Servicing Fee paid	$0.00

(vi) Aggregate Amount of Realized Losses for Collection Period	$241,216.72

(vii) Aggregate Purchase Amounts for Collection Period	$69,183.63

(viii) Balance of Reserve Account at end of related Collection Period	$7,392,760.00

(ix) Specified Reserve Account Balance at end of related Collection Period	$7,392,760.00

Caterpillar Financial Asset Trust 1999-A	EXHIBIT 99.3
SERVICING REPORT

Distribution Date	December 26, 2001
Transaction Month	29

Collection Period Month Begin	November 1, 2001
Collection Period Month End	11/31/2001
Previous Payment Date (or Closing Date)	November 26, 2001
Actual Days in Accrual Period	30

ORIGINAL DEAL PARAMETERS
Initial Note Value	$591,420,812.00
Initial Aggregate Contract Balance	$593,653,284.55
Number of Contracts	6,786
Wtd. Avg. APR	7.11%
Wtd. Avg. Remaining Term	43
Annual Servicing Fee Rate	1.00%
Reserve Account Initial Deposit	$7,392,760.00
Class A-1 Note Original Principal Balance	$155,000,000.00
Class A-1 Note Rate	5.3650%
Class A-1 Note Final Scheduled Distribution Date	July 25, 2000
Class A-1 CUSIP Number	149114 AZ3
Class A-2 Note Original Principal Balance	$125,000,000.00
Class A-2 Note Rate	5.90%
Class A-2 Note Final Scheduled Distribution Date	March 25, 2002
Class A-2 CUSIP Number	149114 BA7
Class A-3 Note Original Principal Balance	$270,000,000.00
Class A-3 Note Rate	6.20%
Class A-3 Note Final Scheduled Distribution Date	April 26, 2004
Class A-3 CUSIP Number	149114 BB5
Class B Note Original Principal Balance	$23,656,000.00
Class B Note Rate	6.55%
Class B Note Final Scheduled Distribution Date	July 25, 2005
Class B CUSIP Number	149114 BC3
Certificate Balance	$17,764,812.00

INPUTS FROM PREVIOUS PERIOD SERVICER REPORT
Note Value	$156,305,884.65
Aggregate Contract Balance	$156,773,827.67
Number of Contracts	4,274
Wtd. Avg. APR	7.07%
Wtd. Avg. Remaining Term	19
Reserve Account Balance	$7,392,760.00
Class A-1 Note Outstanding Principal Balance	$0.00
Class A-1 Note Interest Shortfall	$0.00
Class A-2 Note Outstanding Principal Balance	$0.00
Class A-2 Note Interest Shortfall	$0.00
Class A-3 Note Outstanding Principal Balance	$115,281,279.24
Class A-3 Note Interest Shortfall	$0.00
Class B Note Outstanding Principal Balance	$23,656,000.00
Class B Note Interest Shortfall	$0.00
Servicing Fee Shortfall	$2,089,594.74

CURRENT COLLECTION PERIOD ACTIVITY
Total Interest Collections	$780,058.80
Total Principal Collections	$12,025,940.45
Residual Collections	$54.00
Warranty Repurchases Contracts	$0.00
Administrative Repurchases	$69,183.63
Liquidation Proceeds	$252,573.89
Reserve Account Reinvestment Income	$18,063.65
Total Available Amount	$13,145,874.42

Beginning Note Value	$156,305,884.65
Ending Note Value	$143,716,915.96
Beginning Aggregate Contract Balance	$156,773,827.67
Ending Aggregate Contract Balance	$144,225,503.35
Number of Contracts at Beginning of Period	4,274
Number of Contracts at End of Period	4,110
Wtd. Avg. APR	7.05%
Wtd. Avg. Remaining Term	18
Aggregate Scheduled Amounts 31-60 days past due	$6,894,512.75
Aggregate Scheduled Amounts 61 days or more past due	$4,190,147.62
Net Losses on Liquidated Receivables this Period	$241,216.72
Repossessed Equipment not Sold or Reassigned (Beginning)	$2,299,498.03
Repossessed Equipment not Sold or Reassigned (End)	$2,207,040.74

CALCULATION OF DISTRIBUTABLE AMOUNTS
Servicing Fee Due	$2,219,849.64
Is CFSC or Affiliate Servicer (Yes / No)?	Yes

Administration Fee	$500.00

Class A-1 Noteholders' Monthly Interest Distributable Amount	$0.00
Class A-1 Noteholders' Interest Carryover Shortfall	$0.00
Class A-1 Noteholders' Interest Distributable Amount	$0.00

Class A-2 Noteholders' Monthly Interest Distributable Amount	$0.00
Class A-2 Noteholders' Interest Carryover Shortfall	$0.00
Class A-2 Noteholders' Interest Distributable Amount	$0.00

Class A-3 Noteholders' Monthly Interest Distributable Amount	$595,619.94
Class A-3 Noteholders' Interest Carryover Shortfall	$0.00
Class A-3 Noteholders' Interest Distributable Amount	$595,619.94

Class A Noteholders' Monthly Interest Distributable Amount	$595,619.94
Class A Noteholders' Interest Carryover Shortfall	$0.00
Class A Noteholders' Interest Distributable Amount	$595,619.94

First Priority Principal Distribution Amount	$0.00

Class B Noteholders' Monthly Interest Distributable Amount	$129,122.33
Class B Noteholders' Interest Carryover Shortfall	$0.00
Class B Noteholders' Interest Distributable Amount	$129,122.33

Second Priority Principal Distribution Amount	$0.00

Regular Principal Distribution Amount	$12,985,175.28

Total Required Payment	$724,742.28

Draw from Reserve Account	$0.00

Total Distribution Amount	$13,145,874.42

DISTRIBUTIONS FROM COLLECTION ACCOUNT
1. Servicing Fee (if CFSC or Affiliate is NOT servicer)	$0.00
2. Administration Fee (if CFSC or Affiliate is NOT servicer)	$500.00
3. Class A Noteholders' Interest Distributable Amount to Class A Noteholders	$595,619.94
4. First Priority Principal Distribution Amount to Principal Distribution Account	$0.00
5. Class B Noteholders' Interest Distributable Amount to Class B Noteholders	$129,122.33
6. Second Priority Principal Distribution Amount to Principal Distribution Account	$0.00
7. Deposit to Reserve Account	$0.00
8. Regular Principal Distribution Amount to Principal Distribution Account	$12,420,632.14
9. Servicing Fee (if CFSC or Affiliate IS servicer)	$0.00
10. Deposit to Certificate Distribution Account	$0.00

DISTRIBUTIONS FROM PRINCIPAL DISTRIBUTION ACCOUNT
1. Principal to Class A-1 Noteholders	$0.00
2. Principal to Class A-2 Noteholders	$0.00
3. Principal to Class A-3 Noteholders	$12,420,632.14
4. Principal to Class B Noteholders	$0.00
5. Deposit to Certificate Distribution Account	$0.00

RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance	$7,392,760.00
Draw from Reserve Account to cover shortfalls	$0.00
Interim Specified Reserve Account Balance	$7,392,760.00
Deposit to Reserve Account Needed	$0.00
Deposit to Reserve Account from Collection Account	$0.00
Specified Reserve Account Balance	$7,392,760.00
Reserve Account Release deposited into Certificate Distribution Account	$0.00
Ending Reserve Account Balance	$7,392,760.00

SUMMARY OF DISTRIBUTIONS
Servicing Fee Paid to Servicer	$0.00
Servicing Fee Shortfall	$2,219,849.64

Class A-1 Interest Paid	$0.00
Class A-1 Interest Shortfall	$0.00
Class A-1 Principal Paid	$0.00
Ending Class A-1 Principal Balance	$0.00

Class A-2 Interest Paid	$0.00
Class A-2 Interest Shortfall	$0.00
Class A-2 Principal Paid	$0.00
Ending Class A-2 Principal Balance	$0.00

Class A-3 Interest Paid	$595,619.94
Class A-3 Interest Shortfall	$0.00
Class A-3 Principal Paid	$12,420,632.14
Ending Class A-3 Principal Balance	$102,860,647.10

Class B Interest Paid	$129,122.33
Class B Interest Shortfall	$0.00
Class B Principal Paid	$0.00
Ending Class B Principal Balance	$23,656,000.00

Deposit to Certificate Distribution Account	$0.00

Last Updated on 1/8/02
By cfs